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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2001

MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	0-16750	88-0215232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3600 Las Vegas Boulevard South		89109
(Address of Principal Executive Offices)		(Zip Code)
(702) 693-7120
(Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

    On October 1, 2001, MGM MIRAGE issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

    99.1 Text of Press Release, dated October 1, 2001, of the Registrant.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: October 1, 2001	By:	/s/ GARY N. JACOBS
	Name:	Gary N. Jacobs
	Title:	Executive Vice President and General Counsel

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FORM 8-K
ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS